UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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SCWORX CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SCWORX CORP.

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2021

You are hereby notified that the special meeting in lieu of annual meeting of stockholders of SCWorx Corp. (“Annual Meeting”) (the “Company”), will be held at 9:00 a.m. on May 24, 2021, at the Ipswich Room of the DoubleTree by Hilton Boston North Shore 50 Ferncroft Road, Danvers, MA 01923, for the following purposes:

1.      To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

         An amendment to the Company’s 2016 Stock Option Plan to increase the number of shares of common stock available for issuance thereunder to 5,000,000 shares of common stock, on a post-split adjusted basis (the “Stock Option Plan Proposal”), as required by the Internal Revenue Code and Nasdaq Rule 5635(c).

2.      To consider and vote, on a non-binding, advisory basis, upon the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement, or our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K;

3.      To ratify the selection of BF Borgers CPA PC as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020; and

4.      To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about April 28, 2021 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on March 26, 2021 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting to be held on May 24, 2021:
The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2019 (the “Annual Report”) are also available at https://ir.scworx.com/
Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to SCWorx Corp., 590 Madison Avenue, 21st Floor, New York, NY 10022, attention: CEO.

IMPORTANT:    If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,
/s/ Timothy a. Hannibal
Timothy a. Hannibal
President
April 26, 2021

IMPORTANT:    In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

SCWORX CORP.
590 Madison Avenue, 21st Floor.
New York, NY 10022
PROXY STATEMENT
INTRODUCTION

This proxy statement and the accompanying proxy are made available by SCWorx Corp. (the “Company”), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the “Common Stock”), commencing on or about April 26, 2021. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at the special meeting in lieu of annual meeting of stockholders of the Company (the “Meeting”), to be held at 11:00 a.m. on May 24, 2021, at the Ipswich Room of the DoubleTree by Hilton Boston North Shore 50 Ferncroft Road, Danvers, MA 01923 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed March 26, 2021 as the record date for the Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On March 26, 2021, there were 10,029,433 shares of Common Stock and 64,872 shares of Series A Preferred Stock (convertible into 170,716 shares of Common Stock) issued and outstanding. Each share of Common Stock and each share of Series A Preferred Stock (on an as converted basis) is entitled to one vote per share.

The Company’s amended and restated bylaws provide that a quorum shall consist of the holders of at least a majority of the shares of each class, and series of each class, to the extent applicable (unless more than one class and or series votes as a class, in which case a majority of the shares voting as a class) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented at any meeting of the stockholders, the stockholders, entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice (other than the announcement at the meeting) until a date and time that a quorum shall be present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

The Company’s amended and restated bylaws provide that directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

In all matters, like the election of directors, the affirmative vote by the holders of a majority of the shares voted on any matter shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that Proposal No. 1 relating to the election of directors is a non-routine proposal and Proposal No. 2, with respect to the ratification of the selection of the independent registered public accounting firm, is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on Proposal No. 1 at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT:    If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected.

Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience
*Steven Wallitt	59

Mr. Wallitt, 59, has worked as owner and director of a packaging materials company since 1981. He is responsible for decision making in all areas of the company, including sourcing the best and most efficient methods for achieving maximum profitability and the highest quality standards. He has extensive knowledge in evaluating sales and marketing proposals. Beginning in 2008, he has been an investor in both private and public companies, as well as early-stage public companies with personal investments of $50,000 to more than $3 million. He has consulted for many of these companies in areas ranging from public market strategies, growth strategies, evaluating contract proposals, cost control and evaluating employee responsibilities in order to achieve maximum efficiencies. Since 2014, Mr. Wallitt has been an advisory board member to Redtower Capital, a California-based investment firm where he advises on all aspects of client identification, sales and marketing strategies and profit maximization. Since 2017, he has been a significant investor in Alliance MMA and SCWorx. Mr. Wallitt holds a BA degree in communications from Rider College, Lawrenceville, NJ.

Tim Hannibal	52

Mr. Hannibal is a seasoned technology executive and entrepreneur, with nearly 30 years’ experience in SaaS and cloud technology, driving revenue, go-to-market strategies, business development and mergers and acquisitions. Mr. Hannibal joined the Company in January 2019 and has since served as its Chief Revenue Officer and Interim CFO. Prior to joining the Company, Mr. Hannibal was an executive at Primrose Solutions (the predecessor to SCWorx) which he joined in September of 2016. At Primrose, Mr. Hannibal was responsible for overseeing marketing, sales and operations, including executing the Company’s business plan. Mr. Hannibal has a successful track record of growth and management at both startup and national companies.

Prior to joining Primrose, Mr. Hannibal was the President and CEO of VaultLogix for thirteen years, a company he founded. VaultLogix was a private equity sponsored leading SaaS company in the cloud backup industry before being acquired by J2 Global, a publicly traded technology company ($3.2b market cap) focused on cloud services and digital media.

Name	Age	Present Principal Employer and Prior Business Experience
*Mark Shefts	63

Since 2004, Mr. Shefts has served as the Chief Executive Officer of The Rushcap Group, Inc., a privately held investment and consulting firm. Since 2005, Mr. Shefts has served as a Trustee of The Onyx & Breezy Foundation, a non-profit organization. Previously, Mr. Shefts was the Director, President and co-owner of All-Tech Investment Group Inc., from 1987 to 2001, and Domestic Securities, Inc., from 1993 to 2011, each an SEC-registered broker dealer. Mr. Shefts has previously owned seats on both the New York Stock Exchange and the Chicago Stock Exchange. Mr. Shefts has been an arbitrator for the American Arbitration Association and FINRA Dispute Resolution, Inc. with an area of specialization in the field of financial services. Mr. Shefts has held FINRA Series 7, 24 and 63 licenses and a Series 27 qualification as a Financial and Operations Principal. Mr. Shefts is also certified as Financial Services Auditor and a Certified Fraud Examiner. Mr. Shefts has been a Director, EVP & Chief Financial officer of Arbor Entech Corp. and Solar Products Sun-Tank, Inc., each a publicly traded company. Mr. Shefts holds a BS in accounting from Brooklyn College of The City University of New York.

*Alton Irby	80

Mr. Irby was appointed to the Board of Directors on March 10, 2021. Alton Irby is a co-founder of London Bay Capital and has been Chairman of the firm Since 2006. London Bay Capital makes investments in private companies, and also provides business advisory services. Mr. Irby is a seasoned executive with a highly successful track record in the financial services and investment banking industries in both the UK and the US from 1982 to the present. Mr. Irby has served on the boards on several public and private companies including 17 years as a director of The McKesson Corporation chairing both the Compensation and Finance Committees.

____________

*        The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and Nasdaq Stock Market, or Nasdaq, rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our bylaws, as amended, provide that directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL 2 — APPROVAL OF THE THIRD AMENDED AND RESTATED
2016 EQUITY INCENTIVE PLAN

We are asking our stockholders at the Special Meeting to approve our Third Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”). The 2016 Plan was originally approved, subject to obtaining stockholder approval, by our Board of Directors and became effective on September 2, 2016; it was subsequently amended and restated by the Board, first to increase to 2,000,000 (first amendment) and then to increase to 3,000,000 the number of shares available under the 2016 Plan, all of which shares have been allocated.

Currently, there are no shares available for issuance under the Plan. If the 2016 Plan is approved by our stockholders, an additional 2,000,000 shares of our common stock will be allocated to the 2016 Plan, for an aggregate of 5,000,000 shares.

Awards under the 2016 Plan may be granted to the Company’s directors, officers, consultants, contractors, advisors and employees; as of March 26, 2021, the Company had four directors, two officers, 7 other employees and approximately 19 contractors. Unless earlier terminated by the Board, the 2016 Plan will terminate on, and no further awards may be granted after, July 30, 2026.

Summary of the 2016 Plan

The following is a summary of certain terms of the 2016 Plan, and is qualified in its entirety by reference to the express terms of the 2016 Plan, a copy of which is attached to this Proxy Statement as Annex A.

Under the 2016 Plan, the Company has granted and, subject to approval of the 2016 Plan by our stockholders, will continue to grant, shares of the Company’s common stock to the Company’s directors, officers, employees and consultants. The 2016 Plan has been designed to provide the Board of Directors with an integral resource as it evaluates the Company’s compensation structure, performance incentive programs and long-term equity targets for executives and key employees.

Administration

The Plan is administered by the Board of Directors of the Company. The Board may designate as administrator of the 2016 Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the Nasdaq Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”)). The administrator of the 2016 Plan designates recipients of options (“Options”) and restricted stock (“Restricted Stock”), determines the terms and conditions of each Option and Restricted Stock agreement and interprets the provisions of the 2016 Plan. The administrator will designate whether Options granted under the 2016 Plan will constitute Incentive Stock Options (“Incentive Options”) or Nonqualified Stock Options (“Nonqualified Options”).

Eligibility

Generally, directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive grants under the 2016 Plan; provided that Incentive Options may only be granted to employees of the Company and any subsidiary.

Stock Subject to the 2016 Plan

Stock subject to grants may be authorized, but unissued, or reacquired common stock. Subject to adjustment as provided in the 2016 Plan, (i) the maximum aggregate number of shares of common stock that may be issued under the 2016 Plan is 5,000,000. The shares of common stock subject to the 2016 Plan consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Any of such shares of common stock that may remain unissued and that are not subject to outstanding Options at the termination of the 2016 Plan will no longer be reserved for the purposes of the 2016 Plan, but until termination of the 2016 Plan the Company will at all times reserve a sufficient number of shares of common stock to meet the requirements of the 2016 Plan.

Terms and Conditions of Options

Options awarded under the 2016 Plan will be designated in the Award Agreement as either an Incentive Option or a Nonqualified Option. The purchase price of each share of common stock purchasable under an Incentive Option will be determined by the administrator at the time of grant, but will not be less than 100% of the Fair Market Value (as defined in the 2016 Plan) of such share of common stock on the date the Option is granted; provided, however, that for an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of common stock will be at least 110% of the Fair Market Value per share of common stock on the date of grant. The purchase price of each share of common stock purchasable under a Nonqualified Option will not be less than 100% of the Fair Market Value of such share of common stock on the date the Option is granted.

The term of each Option shall be fixed by the administrator, but no Option will be exercisable more than ten years after the date on which such Option is granted or, in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option will be exercisable more than five years after the date on which such Incentive Option is granted.

Terms and Conditions of Restricted Stock

Restricted Stock may be granted to eligible participants at any time as shall be determined by administrator. Subject to the 2016 Plan, the administrator determines (i) the number of shares subject to a Restricted Stock award granted to any participant, and (ii) the conditions that must be satisfied for the grant, vesting or issuance of Restricted Stock, which typically will be based principally or solely on continued provision of services but may include a performance-based component.

Restricted Stock grants will be subject to the terms, conditions, and restrictions determined by the administrator at the time the stock or the restricted stock unit is awarded. Any certificates representing shares of Restricted Stock awarded shall bear such legends as shall be determined by the administrator.

Transferability of Awards

Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, without the prior written consent of the administrator. If the administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the administrator deems appropriate.

Merger or Change in Control

In the event of a Change in Control (as defined in the 2016 Plan), the administrator may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the administrator. The administrator may also determine that, upon the occurrence of a Change in Control, each outstanding Option will terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee will receive, with respect to each share of the Company’s common stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount will be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the administrator shall determine in its sole discretion.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Company’s common stock, the administrator will make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2016 Plan and in the number and option price of shares subject to outstanding Options granted under the 2016 Plan, to the end that after such event each Optionee’s proportionate interest will be maintained (to the extent possible) as immediately before the occurrence of such event. The administrator shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2016 Plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this Proxy Statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options — Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than twelve months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an Incentive Stock Option will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares

If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction.

We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2016 Plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

New Plan Benefits

Neither the directors of the Company nor any of the officers of the Company have received or been allocated any awards under the 2016 Plan which were not previously approved by the shareholders, except that the Compensation Committee and the Board of Directors approved, subject to stockholder approval of the Third Amended and Restated 2016 Equity Incentive Plan, an award of 75,000 Restricted Stock Units (RSUs) to each Director elected by the shareholders at the Annual Meeting and an additional 25,000 RSUs to each Board Committee member, for service on one or more Committees.

PROPOSAL NO. 3 — ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010) and related rules of the SEC, we are including a separate proposal subject to stockholder vote to approve, on a non-binding, advisory basis, the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement, or our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the compensation committee of our Board, or the Compensation Committee, will evaluate whether any actions are necessary to address the concerns of stockholders.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in this proxy statement, including the “Compensation Discussion and Analysis” section, the compensation tables and the other narrative compensation disclosures.”

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to approve this Proposal 3. The opportunity to vote on this Proposal 3 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on Proposal 3 is not binding upon us and serves only as a recommendation to our Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4 — RATIFICATION OF THE SELECTION OF BF BORGERS CPA PC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

Our audit committee of our Board (the “Audit Committee”) has selected BF Borgers CPA PC as our independent registered public accounting firm (the “Independent Auditors”) for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” the ratification of the selection of BF Borgers CPA PC as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held eighteen meetings and took action by consent six times during our fiscal year ended December 31, 2020 (“Fiscal 2020”). Throughout this period, each member of our Board who was a director in Fiscal 2020 attended or participated in all of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: The Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.

Compensation Committee.    The current members of our Compensation Committee are Mr. Shefts and Mr. Wallitt. Mr. Wallitt is the current Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.scworx.com.

The primary responsibilities of our Compensation Committee include:

•        Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•        Administering our equity-based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•        Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving.

Our Compensation Committee held two meetings during 2020.

Audit Committee.    The current members of our Audit Committee are Mr. Shefts and Mr. Wallitt. Mr. Shefts is the Chairman of the Audit Committee, and our board of directors has determined that Mr. Shefts is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.scworx.com.

The primary responsibilities of our Audit Committee include:

•        Appointing, compensating and retaining our registered independent public accounting firm;

•        Overseeing the work performed by any outside accounting firm;

•        Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

•        Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2020.

Nominating and Corporate Governance Committee.    The current members of our Nominating and Corporate Governance Committee are Mr. Shefts and Mr. Wallitt. Our board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined by Nasdaq rules and regulations. The Nominating and Corporate Governance Committee operates under a written charter that is posted on our website at www.scworx.com.

The primary responsibilities of our Nominating and Corporate Governance Committee include:

•        Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•        Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Our Nominating and Corporate Governance Committee held three meetings/ took action by consent zero times during 2020.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications determined by the Nominating and Corporate Governance Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2020, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

Board Leadership Structure.    Our Board leadership structure had historically included the combined positions of Chairman of the Board and Chief Executive Officer. While Marc Schessel was the CEO, the Company believed that this structure was appropriate for a company of our size and complexity because the Chairman and Chief Executive Officer (a) was most familiar with the Company’s business and industry, (b) possessed detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and was thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveyed a clear, cohesive message to our stockholders, employees and industry partners. Effective after the Annual Meeting, Mark D. Shefts will serve as the Company’s Chairman of the Board.

In his position as Chairman of the Board, Mr. Shefts will be responsible for setting the agenda and priorities of the Board. As President and COO, Mr. Timothy Hannibal leads our day-to-day business operations and is accountable directly to the full Board. Mr Christopher Kohler, our CFO, reports to Mr. Hannibal and is responsible for overseeing the financial operations of the Company. We believe that this structure provides an efficient and effective leadership model for the Company.

Risk Oversight.    The Board, including the Audit Committee, Compensation Committee and Nominating/Governance Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. The Nominating and Governance Committee is responsible for setting standards for and recommending director nominees to the Board and advising the Board about corporate governance matters. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the President and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Timothy Hannibal, our President and a director, with the assistance of our outside counsel, has been primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Hannibal considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: SCWorx Corp., c/o Timothy A. Hannibal, President, at the address on the first page of this proxy statement.

ATTENDANCE AT SPECIAL AND ANNUAL STOCKHOLDER MEETINGS

We encourage our directors to attend our special and annual stockholders’ meetings.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2019 and 2018 awarded to, earned by or paid to our executive officers. The value attributable to any option awards and stock awards reflects the grant date fair values of stock awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

Name and Principal Position	Year	Salary ($)	Bonus Payments ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Plan Compensation ($)	All Other Compensation ($)	Total ($)
Marc Schessel(1)	2019	366,667	—	486,750	—	—	27,528	880,945
Chairman and Former Chief Executive Officer	2018	—	—	—	—	—	—	—
James Schweikert(2)	2019	145,833	—	1,263,750	—	—	17,231	1,426,814
Former Chief Operating Officer	2018	—	—	—	—	—	—	—
John Price(3)	2019	237,500	—	216,750	—	—	41,963	496,213
Former Chief Financial Officer	2018	175,000	25,000	—	123,316	—	—	323,316
Robert Mazzeo(4)	2019	—	—	—	—	—	—	—
Former Chief Executive Officer	2018	—	—	—	—	—	90,000	90,000
Ira Raines(5)	2019	—	—	—	—	—	—	—
Former President	2018	50,000	—	38,500	—	—	10,000	98,500
Timothy Hannibal(6)	2019	200,000	—	324,500	—	—	—	524,500
President, Chief Operating Officer, Director	2018	150,000	—	—	—	—	—	150,000
Chris Kohler(7)	2019	—	—	—	—	—	—	—
Chief Financial Officer	2018	—	—	—	—	—	—	—

____________

(1)      Mr. Schessel has been Chairman since February 1, 2019 and served as Chief Executive Officer of SCWorx Corp (f/k/a Alliance MMA, Inc.) from February 1, 2019 to January 19, 2021.

(2)      Mr. Schweikert was appointed Chief Operating Officer on May 31, 2019. Mr. Schweikert’s employment terminated by mutual agreement on April 29, 2020.

(3)      Mr. Price was President and Chief Financial Officer of Alliance MMA, until the acquisition on February 1, 2019, at which time he was appointed our Chief Financial Officer. He resigned on October 25, 2019. The 2018 amounts paid to Mr. Price were paid by Alliance MMA.

(4)      Mr. Mazzeo served as Chief Executive Officer from February 7, 2018 through May 25, 2018.

(5)      Mr. Rainess was hired as Executive Vice President, Business Affairs on May 15, 2017 and was appointed President on February 15, 2018. We terminated his employment agreement on December 24, 2018. Previously, Mr. Rainess served as an independent consultant and received monthly consulting fees which are included in All Other Compensation.

(6)      Mr. Hannibal was appointed President and Chief Operating Officer on June 11, 2020. Mr Hannibal was appointed as a director on August 10, 2020.

(7)      Mr. Kohler was appointed Chief Financial Officer on November 1, 2021.

Employee Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

Prior to the completion of our initial public offering, our Board of Directors adopted the SCWorx Corp. (formerly, Alliance MMA) 2016 Equity Incentive Plan (the “2016 Plan”) pursuant to which the Company may grant shares of our common stock to the Company’s directors, officers, employees or consultants. Our stockholders approved the 2016 Plan at our annual meeting of stockholders held September 1, 2017, and on January 30, 2019 approved the addition of 3,000,000 post-split shares to be added to the 2016 Plan. Unless earlier terminated by the Board of Directors, the 2016 plan will terminate, and no further awards may be granted, after July 30, 2026.

As of December 31, 2019, the following sets forth the outstanding stock option awards to officers of the Company.

	Equity compensation plans not approved by shareholders		Equity compensation plans approved by shareholders
	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options not exercisable	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options not exercisable	Option exercise price ($)	Option expiration date
Former Officers and Directors
John Price
First award	—	—	10,526	—	$6.84	6/4/2023
Second award	—	—	10,526	—	$3.42	8/13/2023
Third award	—	—	13,159	—	$5.89	9/13/2023

Employment Agreements

The Company entered into an employment agreement in February 2019 with Marc S. Schessel, the former CEO of the Company, which agreement was terminated January 19, 2021. Tim Hannibal, currently the President and COO of the Company, also has an employment agreement, which was entered into in June 2020.

COMPENSATION OF DIRECTORS

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Stock Award ($)	Option Award ($)	Non-equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Charles K. Miller(1)	2019	—	—	203,108	—	—	—	203,108
Former Director	2018	—	17,039	—	—	—	—	17,039
Robert Christie(2)	2019	—	—	203,108	—	—	—	203,108
Former Director	2018	—	—	—	—	—	—	—
Steven Wallitt(3)	2019	—	—	—	—	—	—	—
Director	2018	—	—	—	—	—	—	—
Francis Knuettel(4)	2019	—	143,500	73,528	—	—	—	217,028
Former Director	2018	—	—	—	—	—	—	—
Ira Ritter(5)	2019	—	—	203,108	—	—	—	203,108
Former Director	2018	—	—	—	—	—	—	—
Joseph Gamberale(6)	2019	—	—	—	—	—	20,955	20,955
Former Director	2018	—	—	93,175	—	—	—	93,175
Joel D. Tracy(7)	2019	—	—	—	—	—	29,777	29,777
Former Director	2018	—	—	38,175	—	—	—	38,175
Burt Watson(8)	2019	—	—	—	—	—	—	—
Former Director	2018	56,400	57,263	—	—	—	50,000	163,663
Mark Shefts(9)	2019	—	—	—	—	—	—	—
Director	2018	—	—	—	—	—	—	—
Alton Irby(10)	2019	—	—	—	—	—	—	—
Director	2018	—	—	—	—	—	—	—
Marc Schessel	2019	—	—	—	—	—	—	—
Chairman	2018	—	—	—	—	—	—	—
Timothy Hannibal	2019	—	—	—	—	—	—	—
Director	2018	—	—	—	—	—	—	—

____________

(1)      Charles K. Miller was appointed as a Director on October 24, 2018 and resigned April 23, 2020.

(2)      Robert Christie was appointed as a Director on February 1, 2019 in conjunction with the closing of the Company’s acquisition of SCWorx Corp. and resigned April 29, 2020.

(3)      Steven Wallitt was appointed as a Director on October 4, 2019.

(4)      Francis Knuettel was appointed as a Director on February 1, 2019 in conjunction with the closing of the Company’s acquisition of SCWorx Corp. and resigned on December 31, 2019.

(5)      Ira Ritter was appointed as a Director on February 1, 2019 in conjunction with the closing of the Company’s acquisition of SCWorx Corp. and resigned on December 31, 2019.

(6)      Joseph Gamberale was appointed as a Director on February 12, 2015 and resigned on February 1, 2019. His other compensation includes the costs of health insurance premiums paid on his behalf.

(7)      Joel D. Tracy was appointed as a Director on September 30, 2016 and resigned February 1, 2019. His other compensation includes the costs of health insurance premiums paid on his behalf.

(8)      Burt Watson was appointed as a Director on September 30, 2016 and resigned February 1, 2019.

(9)      Mark Shefts was appointed as a Director on May 15, 2020.

(10)    Alton Irby was appointed as a Director on March 16, 2020.

We do not have a formal plan for compensating our directors for their service in their capacity as directors. However, during 2020, our directors each received 100,000 Restricted Stock Units for serving on our Board and committees, except that Mr. Shefts received 120,000 shares of our common stock. Currently, Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2019 or 2020.

Directors, Executive Officers and Corporate Governance

The current members of our Board and our executive officers, together with their respective ages and certain biographical information are set forth below. Directors hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified. Our executive officers are elected by and serve at the designation and appointment of the board of directors.

Name	Age	Position
Marc Schessel	59	Chairman of the Board of Directors
Timothy A, Hannibal	52	President, Chief Operating Officer and Director
Mark D. Shefts(1)(2)(3)	63	Director
Alton Irby(1)	80	Director
Steven Wallitt(1)(2)(3)	58	Director
Chris Kohler	40	Chief Financial Officer

____________

(1)      A member of the Audit Committee.

(2)      A member of the Compensation Committee.

(3)      A member of the Nominating and Corporate Governance Committee.

The following is a summary of the business experience of each of our executive officers.

Timothy A. Hannibal. Mr. Hannibal, 52, is a seasoned technology executive and entrepreneur, with nearly 30 years’ experience in SaaS and cloud technology, driving revenue, go-to-market strategies, business development and mergers and acquisitions. Mr. Hannibal joined the Company in January 2019 and has since served as its Chief Revenue Officer and Interim CFO. Prior to joining the Company, Mr. Hannibal was an executive at Primrose Solutions (the predecessor to SCWorx) which he joined in September of 2016. At Primrose, Mr. Hannibal was responsible for overseeing marketing, sales and operations, including executing the Company’s business plan. Mr. Hannibal has a successful track record of growth and management at both startup and national companies.

Mr. Kohler, 40, has over 15 years of experience serving in a wide variety roles in the finance and accounting sectors. Mr. Kohler is the founder and CEO of Kohler Consulting, Inc., which he founded in 2012. The firm, through Mr. Kohler, provides outsourced CFO and advisory services to private and public companies, with a focus on small cap and start-up businesses.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports filed with the SEC, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, and without conducting an independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2019, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis except as follows:.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2019; (2) discussed with the Independent Auditors the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

By the Audit Committee of the Board of
Directors of SCWorx Corp.

Steve Wallitt
Alton Irby
Mark Shefts

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We appointed BF Borgers CPA PC and Sadler Gibb and Associates, on October 20, 2020 and April 19, 2021, respectively. Prior to retaining our Independent Auditors, we had previously appointed Withum Smith+Brown, PC as our independent auditors from April 16, 2019 to October 19, 2020. Prior to Withum Smith+Brown, PC, our independent auditors were Friedman& Company, LLP. The following table summarizes the fees billed by Withum Smith+Brown, PC for 2019 and Friedman for 2018 :

	Year ended on December 31, 2019	Year ended on December 31, 2018
Audit Fees	$233,589	$116,905
Audit-Related Fees	—	$—
Tax Fees	$—	$—
All Other Fees	—	—
Total Fees	$233,589	$116,905

Audit Fees

Audit fees include amounts related to the audit of the Company’s annual consolidated financial statements and internal control over financial reporting, and quarterly review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Tax Fees

Tax fees include fees billed for tax compliance, tax advice and tax planning services.

All Other Fees

There were no other fees billed by Withum Smith+Brown, PC for services rendered to the Company, other than the services described above, in 2019 . There were no other fees billed by Withum Smith+Brown, PC for services rendered to the Company, other than the services described above, in 2019. There were no other fees billed by Friedman LLP for services rendered to the Company, other than the services described above, in 2018. The Audit Committee has determined that the rendering of non-audit services by Withum Smith+Brown, PC was compatible with maintaining their independence.

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

The Company incurred interest expense of $23,720 during the year ended December 31, 2019, which was accrued and converted to Series A Preferred Stock in 2019.

On July 24, 2020, the Company’s then Chief Executive Officer, Marc Schessel, transferred 20,000 of his personally held common shares to Mark Shefts, a Director. The company deemed this transfer to be in consideration for services and recorded a non-cash expense of $115,100 for the fair value of the shares transferred.

On January 19, 2020, Marc. S. Schessel’s employment as CEO of SCWorx, Corp. ceased by mutual agreement, and the Company and Mr. Schessel concurrently entered into a consulting agreement (“Consulting Agreement”) under which Mr. Schessel will provide consulting services to the Company. The Consulting Agreement provides for annual consulting fees of $295,000. In addition, such agreement provides for cash and equity bonuses based on revenue generation. The Consulting Agreement is for a term of two years, but may be terminated by the Company for “cause” (as defined) or by either party for any reason or no reason upon sixty days prior notice. The Consulting Agreement also contains non-competition and non-solicitation provisions which are applicable during the term of the Consulting Agreement and for a period of two years thereafter.

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our common stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2020 or 2019 in which the amount involved in the transaction exceeded or exceeds $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and the 2019 annual report on or about April 28 2021 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by August 15, 2021.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by October 5, 2021.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 26, 2021, with respect to the beneficial ownership of the outstanding Common Stock held by (1) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (2) our current directors; (3) each of our named executive officers; and (4) our executive officers and current director as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o SCWorx Corp., 590 Madison Avenue, 21st Floor, New York, NY 10022.

Named Executive Officers and Directors	Common Stock	Preferred Stock	Options/ Warrants	Total	Percentage Ownership
Current (as of March 26, 2021)
Marc Schessel(5)	1,506,606	—	—	1,506,606	15
Timothy Hannibal	368,420	—	—	368,420	3.7
Chris Kohler	—	—	—	—	*
Steven Wallitt(4)	200,120	5,000	—	213,278	2.1
Mark Shefts(3)	159,391	—	2,340	159,391	1.6
Alton Irby	—	—	—	—	*
Directors and Executive Officers as a Group (6 persons)	2,234,537	5,000	—	2,247,695	22.4

Former
Ira Ritter	—	—	—	—	*
Frank Knuettel II	—	—	—	—	*
Charles K. Miller	3,289	—	—	3,289	*
Joseph Gamberale	400,780	—	82,238	438,018	4.4
Robert Christie	—	—	—	—	*
Joel D. Tracy(2)	19,026	24,105	—	82,461	*
Burt Watson	878	—	—	878	*
John Price	—	—	34,211	34,211	*

____________

*        Represents beneficial ownership of less than 1% of our outstanding stock.

(1)      In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock that may be acquired upon the exercise of stock options within 60 days of March 26, 2021. In determining the percent of common stock owned by a person or entity on March 26, 2021 , (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days of March 26, 2021 upon the exercise of stock options, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on March 26, 2021 and (ii) the total number of shares that the beneficial owner may acquire upon exercise of stock options within 60 days of March 26, 2021. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o SCWorx Corp., 590 Madison Avenue, 21st Floor, New York, New York 10022.

(2)      In addition to the 11,131 shares of common stock held directly, also includes 7,895 shares of common stock held by a relation of Mr. Tracy. Mr. Tracy has voting and disposition power over the shares. Total holdings also includes 63,435 Common Shares issuable upon conversion of Series A Preferred Stock.

(3)      In addition to the 11,704 shares of common stock held directly, also includes 7,968 shares held by the Rushcap Group, Inc., of which Mr. Shefts and his spouse, Wanda Shefts, are the sole stockholders. Mr. Shefts has voting and dispositive power over the shares held by the Rushcap Group, Inc.

(4)      Total holdings includes 13,158 Common Shares issuable upon conversion of Series A Preferred Stock.

(5)      Mr Schessel resigned as Chief Executive Officer on January 9, 2021 but remains as Chairman as of the date of this filing.

MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by email at ir@scworx.com.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors
/s/ Timothy A. Hannibal
Timothy A. Hannibal
President, COO and Director

New York, New York

April 26, 2021

SCWORX CORP.

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2020

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCWORX CORP.

The undersigned stockholder of SCWorx Corp. (the “Company”) hereby appoints Timothy A. Hannibal , as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the “Stockholders Meeting”) to be held on May 24, 2021, at the Ipswich Room of the DoubleTree by Hilton Boston North Shore 50 Ferncroft Road, Danvers, MA 01923, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH NOMINEE IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2.

(Continued and to be signed on the reverse side)

SPECIALMEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS OF

SCWORX CORP.

May 24, 2021

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF
THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 and 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.

	1.	Proposal No. 1 — To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:
FOR ALL NOMINEES Mark Shefts Tim Hannibal Steven Wallitt Alton Irby
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
	☐	FOR ALL EXCEPT ☐ Alton Irby ☐ Mark Shefts ☐ Tim Hannibal ☐ Steven Wallitt
	2.	Proposal No. 2 — To approve an amendment to the Company’s 2016 Stock Option Plan to increase the number of shares of common stock available for issuance thereunder to 5,000,000 shares of common stock,	FOR ☐	AGAINST ☐	ABSTAIN ☐
	3.	Proposal No. 3 — To consider and vote, on a non-binding, advisory basis, upon the compensation of those of our executive officers	FOR ☐	AGAINST ☐	ABSTAIN ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	4.	Proposal No.4 — To ratify the selection of BF Borgers CPA PC, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature of stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.